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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 2002
            --------------------------------------------------------
                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 Delaware            0-26682            11-3199437
             -----------------     ------------       --------------
             (State or other          (Commission        (IRS Employer
             jurisdiction of          File               Identification
             incorporation)           Number)            Number)



                10 Edison Street East, Amityville, New York 11701
       ---------------------------------------------------- -------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (631) 842-7600
                                -----------------











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Item 5.  Other Events

      On January 16, 2002, Technology Flavors & Fragrances, Inc., a Delaware corporation (the "COMPANY"), terminated a letter of intent dated November 19, 2001 with Belmay Holding Corp., a New York corporation ("BELMAY"), that set forth a preliminary understanding with respect to a proposed merger between a wholly owned subsidiary of the Company and Belmay.

      The Company hereby incorporates by reference herein the matters announced in the Company's press release, dated January 16, 2002, which is filed as an exhibit to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits

      99.1 Press release of the Company, dated January 16, 2002.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 22, 2002

                                TECHNOLOGY FLAVORS & FRAGRANCES, INC.

                                By: /s/ JOSEPH A. GEMMO
                                    --------------------------------
                                    Joseph A. Gemmo
                                    Vice President and Chief Financial Officer

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                                INDEX TO EXHIBITS

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         EXHIBIT  |
         NUMBER   |            DESCRIPTION
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           99.1   |            Press release dated January 16,2002.
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